Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 50% Portfolio
March 31, 2022
VF50-NPRT1-0522
1.847119.115
Equity Funds - 57.0%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	2,786,955	30,349,935
Fidelity Contrafund (a)	1,394,655	23,290,737
Fidelity Emerging Markets Discovery Fund (a)	1,752,553	26,814,066
Fidelity Emerging Markets Fund (a)	1,953,410	73,565,411
Fidelity Equity-Income Fund (a)	958,154	66,601,261
Fidelity Global Commodity Stock Fund (a)	5,345,981	112,960,578
Fidelity International Capital Appreciation Fund (a)	2,400,630	59,319,576
Fidelity International Discovery Fund (a)	1,625,539	75,359,992
Fidelity International Enhanced Index Fund (a)	7,155,456	74,559,847
Fidelity International Small Cap Fund (a)	1,031,950	31,030,737
Fidelity International Small Cap Opportunities Fund (a)	1,892,014	41,189,150
Fidelity International Value Fund (a)	4,947,162	45,414,952
Fidelity Japan Smaller Companies Fund (a)	2,802,780	39,715,397
Fidelity Large Cap Value Enhanced Index Fund (a)	2,210,610	35,480,296
Fidelity Low-Priced Stock Fund (a)	1,764,660	92,732,877
Fidelity Overseas Fund (a)	5,026,155	296,291,829
Fidelity Real Estate Investment Portfolio (a)	1,137,616	57,847,751
Fidelity U.S. Low Volatility Equity Fund (a)	9,454,958	107,975,616
Fidelity Value Discovery Fund (a)	1,038,958	39,625,854
VIP Stock Selector All Cap Portfolio Investor Class (a)	194,433,437	1,860,727,993
TOTAL EQUITY FUNDS (Cost $2,965,056,165)		3,190,853,855

Fixed-Income Funds - 36.4%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	21,533,073	202,410,890
Fidelity High Income Fund (a)	5,189,594	42,814,153
Fidelity Inflation-Protected Bond Index Fund (a)	10,129,867	109,605,166
Fidelity Long-Term Treasury Bond Index Fund (a)	8,223,254	108,382,490
Fidelity New Markets Income Fund (a)	1,003,291	13,082,920
Fidelity U.S. Bond Index Fund (a)	139,236,000	1,562,227,918
TOTAL FIXED-INCOME FUNDS (Cost $2,068,032,536)		2,038,523,537

Money Market Funds - 6.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (b) (Cost $348,049,088)	347,979,492	348,049,088

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.5% 4/14/22 to 6/30/22 (d) (Cost $13,977,804)	13,990,000	13,978,039

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $5,395,115,593)	5,591,404,519
NET OTHER ASSETS (LIABILITIES) - 0.1%	3,727,031
NET ASSETS - 100.0%	5,595,131,550

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	793	Jun 2022	179,644,238	(10,930,011)	(10,930,011)
ICE E-mini MSCI EAFE Index Contracts (United States)	551	Jun 2022	59,078,220	(3,426,167)	(3,426,167)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,089	Jun 2022	61,283,475	(5,055,468)	(5,055,468)

TOTAL FUTURES CONTRACTS					(19,411,646)
The notional amount of futures sold as a percentage of Net Assets is 5.4%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,978,039.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	240,620,688	211,643,822	104,215,422	96,413	-	-	348,049,088	0.7%
Total	240,620,688	211,643,822	104,215,422	96,413	-	-	348,049,088

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Floating Rate High Income Fund	206,003,852	2,211,356	4,288,825	1,537,567	(32,698)	(1,482,795)	202,410,890
Fidelity Commodity Strategy Fund	46,184,585	-	28,516,480	-	7,665,872	5,015,958	30,349,935
Fidelity Contrafund	26,928,546	487,321	1,174,408	303,000	(119,755)	(2,830,967)	23,290,737
Fidelity Emerging Markets Discovery Fund	28,162,801	11,743	77,460	-	(9,780)	(1,273,238)	26,814,066
Fidelity Emerging Markets Fund	85,564,823	46,973	309,840	-	(58,399)	(11,678,146)	73,565,411
Fidelity Equity-Income Fund	69,589,597	417,507	2,664,008	57	7,156	(748,991)	66,601,261
Fidelity Global Commodity Stock Fund	94,953,263	462,252	8,876,516	-	1,111,240	25,310,339	112,960,578
Fidelity High Income Fund	45,407,977	601,621	905,660	459,613	(13,228)	(2,276,557)	42,814,153
Fidelity Inflation-Protected Bond Index Fund	178,483,279	479,266	64,974,710	-	5,897,951	(10,280,620)	109,605,166
Fidelity International Capital Appreciation Fund	69,561,632	210,196	1,435,719	-	(125,609)	(8,890,924)	59,319,576
Fidelity International Discovery Fund	87,809,314	276,008	1,884,670	-	(382,745)	(10,457,915)	75,359,992
Fidelity International Enhanced Index Fund	81,199,208	244,773	1,668,232	-	(111,629)	(5,104,273)	74,559,847
Fidelity International Small Cap Fund	33,991,641	108,408	738,761	-	(9,496)	(2,321,055)	31,030,737
Fidelity International Small Cap Opportunities Fund	50,047,565	143,430	-	-	-	(9,001,845)	41,189,150
Fidelity International Value Fund	46,904,553	143,431	979,350	-	8,410	(662,092)	45,414,952
Fidelity Japan Smaller Companies Fund	44,171,817	-	-	-	-	(4,456,420)	39,715,397
Fidelity Large Cap Value Enhanced Index Fund	36,543,576	202,603	1,292,989	-	12,250	14,856	35,480,296
Fidelity Long-Term Treasury Bond Index Fund	159,226,200	1,181,106	37,036,788	725,357	(6,679,369)	(8,308,659)	108,382,490
Fidelity Low-Priced Stock Fund	97,738,692	510,282	3,255,703	-	(46,956)	(2,213,438)	92,732,877
Fidelity New Markets Income Fund	14,413,594	179,914	301,886	132,578	(21,710)	(1,186,992)	13,082,920
Fidelity Overseas Fund	347,123,964	1,039,683	7,094,650	-	(917,933)	(43,859,235)	296,291,829
Fidelity Real Estate Investment Portfolio	81,569,943	212,860	18,341,417	-	2,431,089	(8,024,724)	57,847,751
Fidelity U.S. Bond Index Fund	1,620,378,871	91,613,372	46,805,925	7,738,189	(923,625)	(102,034,775)	1,562,227,918
Fidelity U.S. Low Volatility Equity Fund	115,189,015	349,345	2,229,293	-	(80,257)	(5,253,194)	107,975,616
Fidelity Value Discovery Fund	40,995,515	224,372	1,431,396	-	47,209	(209,846)	39,625,854
VIP Stock Selector All Cap Portfolio Investor Class	2,003,817,452	4,928,274	31,446,942	-	(1,703,108)	(114,867,683)	1,860,727,993
	5,711,961,275	106,286,096	267,731,628	10,896,361	5,944,880	(327,083,231)	5,229,377,392

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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